UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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TDX INDEPENDENCE FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund

420 Lexington Avenue
New York, New York 10170

November 18, 2009

DEAR SHAREHOLDER:

Enclosed are a notice and a proxy statement concerning special meetings of shareholders for the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund, each a series (each, a “Fund,” and together, the “Funds”) of TDX Independence Funds, Inc. (the “Company”), a Maryland corporation, to be held on December 18, 2009. The matter you are being asked to vote on is the approval of a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc., as described more fully in the enclosed proxy statement.

Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed proxy card(s) or following the instructions located on your proxy card(s) to vote via the Internet or touch-tone telephone.

Q.	WHAT IS THE PROPOSAL ABOUT?

The Board of Directors (the “Board”) of the Company is recommending that shareholders approve a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between the Company’s investment advisor, XShares Advisors LLC (“XShares”), and TDAM USA Inc. (“TDAM”) to replace Mellon Capital Management Corporation (“Mellon Capital”), successor in interest to BNY Investment Advisors, as an investment sub-advisor to the Funds. The Sub-Advisory Agreement (the “Previous Sub-Advisory Agreement”) between XShares and Mellon Capital terminated, pursuant to its terms, effective August 3, 2009. After careful consideration of possible alternatives to Mellon Capital, the Directors, including a majority of the Directors who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company (the “Independent Directors”), approved, subject to shareholder approval, the New Sub-Advisory Agreement, pursuant to which

TDAM would become a new investment sub-advisor to the Funds. To facilitate an uninterrupted investment program for the Funds, on July 23, 2009, the Directors, including a majority of the Independent Directors, approved an Interim Sub-Advisory Agreement (the “Interim Agreement”) between XShares and TDAM, replacing Mellon Capital as an investment sub-advisor to the Funds effective August 3, 2009. The Interim Agreement generally contains the same terms and conditions as the Previous Sub-Advisory Agreement and will terminate on the earlier of December 31, 2009 or upon shareholder approval of the New Sub-Advisory Agreement. In approving the Interim Agreement and the New Sub-Advisory Agreement, the Board considered, among other things, TDAM’s depth and breadth of experience in managing investment portfolios consisting of both equity and fixed income securities. The New Sub-Advisory Agreement would become effective upon shareholder approval, would have an initial term of two (2) years and thereafter would be subject to annual approval, as described more fully in the enclosed proxy statement. The New Sub-Advisory Agreement is substantially similar to the Interim Agreement and the Previous Sub-Advisory Agreement.

Q.	WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

Under the 1940 Act, shareholders are required to approve investment advisory agreements, including investment sub-advisory agreements, such as the agreement the Board is submitting for your consideration. The Board, including the Independent Directors, has unanimously approved, and determined to submit to the Company’s shareholders for approval, the New Sub-Advisory Agreement.

Q.	HOW WILL THE NEW SUB-ADVISORY AGREEMENT AFFECT ME AS A SHAREHOLDER OF A FUND?

The investment sub-advisory fees paid to TDAM under the New Sub-Advisory Agreement are the same fees paid by XShares to Mellon Capital under the Previous Sub-Advisory Agreement and those paid by XShares to TDAM under the Interim Agreement. The Company will continue to pay XShares a unified management fee, computed at an annual rate of 0.65% of each Fund’s average daily net assets, out of which XShares will pay, or arrange for the payment of, a fee to TDAM equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. Additionally, a minimum annual investment management fee of $35,000 per Fund will continue to apply. The Company will also continue to reimburse certain out-of-pocket expenses incurred by TDAM. As a result, the compensation TDAM receives under the Interim Agreement, or would receive under the New Sub-Advisory Agreement, is not greater than the compensation Mellon Capital received under the Previous Sub-Advisory Agreement.

Q.	WHO IS TDAM?

TDAM USA Inc., located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a Delaware corporation, and a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”) and an affiliate of Amerivest Investment Management, LLC (“Amerivest”). Amerivest is an investment sub-advisor to the Funds, and a wholly-owned subsidiary of TD AMERITRADE Holding Corporation, which is 45% owned by TD Bank as of the date hereof. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group. TDAM operates in Canada as TD Asset Management Inc. (collectively, “TD Asset Management”). TD Asset Management is a highly diversified North American investment management organization with leading market positions in active, quantitative and passive portfolio management. In the aggregate, as of September 30, 2009, TD Asset Management’s investment professionals managed over US$157 billion in assets on behalf of pension, insurance, endowment/foundation and corporate clients, as well as for high-net worth individuals and retail mutual funds. TDAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has served as an interim investment sub-advisor to the Funds since August 3, 2009.

Q.	WHY AM I NOT BEING ASKED TO APPROVE AMERIVEST AS INVESTMENT ADVISOR AT THIS MEETING?

As previously disclosed to shareholders, at the July 23, 2009 meeting, the Directors, including a majority of the Independent Directors, approved, subject to shareholder approval, a new investment advisory agreement between the Company, on behalf of the Funds, and Amerivest, whereby Amerivest would replace XShares as investment advisor. However, before Amerivest can assume the role of investment advisor to the Funds, Amerivest must obtain an order from the Securities and Exchange Commission granting exemptions from various provisions of the 1940 Act. Amerivest has applied for such exemptive relief, however, as of the date hereof, Amerivest has not yet received its exemptive order. As a result, since the Interim Agreement will expire on December 31, 2009, the Board has determined that the Funds must proceed with soliciting shareholder approval of TDAM to replace Mellon Capital as an investment sub-advisor to the Funds, as described more fully in the enclosed proxy statement, and not proceed at this point with the final approval of Amerivest. Amerivest will, however, continue to serve as an investment sub-advisor to the Funds along with TDAM.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

Q.	WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

In the event the New Sub-Advisory Agreement is not approved by a Fund’s shareholders, the Board will consider alternatives available to such Fund, including, without limitation, TDAM continuing to serve as an investment sub-advisor to the Fund in the manner and to the extent permitted by the 1940 Act.

REMEMBER — YOUR VOTE COUNTS, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETINGS!

Your vote is extremely important, even if you only own a few of a Fund’s shares. The meeting will have to be adjourned with respect to a Fund without conducting any business if one-third of the shares of the Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Funds to hold the meetings as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

If your completed proxy ballot is not received, you may be contacted by representatives of the Funds, by employees or agents of XShares, TDAM or Amerivest, by representatives of other financial intermediaries, or by our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge has been engaged to assist the Funds in soliciting proxies. Representatives of Broadridge will remind you to vote your shares.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the enclosed proxy material or if you need assistance in voting your shares, please contact Broadridge at 1-866-615-7870.

Sincerely,

/s/ David M. Kelley

David M. Kelley
President and Chief Executive Officer

TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund

420 Lexington Avenue
New York, New York 10170

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON DECEMBER 18, 2009

TO SHAREHOLDERS OF THE
     TDX INDEPENDENCE 2010 EXCHANGE-TRADED FUND,
     TDX INDEPENDENCE 2020 EXCHANGE-TRADED FUND,
     TDX INDEPENDENCE 2030 EXCHANGE-TRADED FUND,
     TDX INDEPENDENCE 2040 EXCHANGE-TRADED FUND AND
     TDX INDEPENDENCE IN-TARGET EXCHANGE-TRADED FUND:

     NOTICE IS GIVEN THAT Special Meetings of Shareholders (the “Meetings”) of the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund, each a series (each, a “Fund,” and together, the “Funds”) of TDX Independence Funds, Inc. (the “Company”), a Maryland corporation, will be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on December 18, 2009, at 9:30 a.m. Eastern Time, for the following purpose:

  To approve a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.

The Board of Directors recommends that you vote “FOR” the Proposal.

     Shareholders of record as of the close of business on November 6, 2009 are entitled to notice of, and to vote at, the Meetings or any adjournment or postponement thereof. If you attend the Meetings, you may vote your shares in person. If you do not expect to attend the Meetings, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s). This is important to ensure a quorum at the Meetings.

     In addition to voting by mail, you may also authorize your vote by either telephone or via the Internet, as follows:

To vote by Telephone:		To vote by the Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

     We encourage you to vote your shares by telephone or via the Internet using the control number that appears on your enclosed proxy card(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-866-615-7870.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ James J. McCluskey

JAMES J. McCLUSKEY
SECRETARY

November 18, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO
BE HELD ON DECEMBER 18, 2009

     The Funds’ Notice of Special Meetings of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at www.proxyvote.com.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES, OR SUBMIT YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, AS INSTRUCTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE OTHER INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.     Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.     Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.     Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES
PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

PROXY STATEMENT

TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund

420 Lexington Avenue
New York, New York 10170

     The Board of Directors (the “Board”) of TDX Independence Funds, Inc. (the “Company”) is soliciting proxies from the shareholders of the TDX Independence 2010 Exchange-Traded Fund (the “2010 Fund”), TDX Independence 2020 Exchange-Traded Fund (the “2020 Fund”), TDX Independence 2030 Exchange-Traded Fund (the “2030 Fund”), TDX Independence 2040 Exchange-Traded Fund (the “2040 Fund”) and TDX Independence In-Target Exchange-Traded Fund (the “In-Target Fund”), each a series (each, a “Fund,” and together, the “Funds”) of the Company, a Maryland corporation, in connection with Special Meetings of Shareholders of the Funds, and at any adjournment or postponement thereof (the “Meetings”), to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on December 18, 2009, at 9:30 a.m. Eastern Time.

     The Meetings’ notice, this proxy statement (the “Proxy Statement”) and proxy card(s) are being sent to shareholders of record as of the close of business on November 6, 2009 (the “Record Date”) beginning on or about November 18, 2009. Additional information about the Funds is available by calling 1-800-925-2870. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household owns shares of the Funds, unless the Funds have received contrary instructions from the shareholder. If you need additional copies of this Proxy Statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-866-615-7870.

     At the Meetings, shareholders will vote on the following proposal (the “Proposal”):

  To approve a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.

     Any shareholder who owned shares of one or more Funds on the Record Date is entitled to notice of, and to vote at, the Meeting(s) or any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

     Shareholders who execute proxies retain the right to revoke them in person at the Meeting(s) or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted as specified on the proxy card(s) and, unless specified to the contrary, will be voted “FOR” the Proposal.

     A quorum is constituted by the presence in person or by proxy of the shareholders of each Fund entitled to cast one-third of all the votes entitled to be cast at a Meeting. In the event that a quorum is not present at a Meeting, the chairman of the Meeting may adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without notice other than announcement at such Meeting.

     The persons named as proxies will vote, in their discretion, those proxies that they are entitled to vote “FOR” or “AGAINST” the Proposal. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding securities” of each Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of “a majority of the outstanding securities” means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

     Abstentions and broker non-votes will be counted as shares present at the Meetings for quorum purposes. Abstentions will be counted as present and entitled to vote at the Meetings but will not be considered votes cast at the Meetings. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes are effectively votes against the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

     Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting(s) are included at the end of the Proxy Statement in the section entitled “Voting Information.”

     XShares Advisors LLC (“XShares”), a Delaware limited liability company, whose principal business address is 420 Lexington Avenue, New York, New York 10170, serves as investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Board of Directors. Amerivest Investment Management, LLC (“Amerivest”), a Delaware limited liability company and wholly-owned subsidiary of TD AMERITRADE Holding Corporation

(“TDAHC”), located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005, serves as an investment sub-advisor to the Funds. Mellon Capital Management Corporation (“Mellon Capital”), successor in interest to BNY Investment Advisors, a Delaware corporation and wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, with its principal office located at 50 Fremont Street, San Francisco, California 94105, previously served as an investment sub-advisor to the Funds together with Amerivest. The Sub-Advisory Agreement with Mellon Capital terminated, pursuant to its terms, effective August 3, 2009. TDAM USA Inc. (“TDAM”), a Delaware corporation, whose principal business address is 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”) and an affiliate of Amerivest. TD Bank currently owns 45% of the outstanding voting securities of TDAHC. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group. TDAM currently serves as an investment sub-advisor to the Funds pursuant to an Interim Sub-Advisory Agreement between XShares and TDAM, replacing Mellon Capital as an investment sub-advisor to the Funds effective August 3, 2009. The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286, serves as administrator and accounting agent, custodian and transfer agent to the Funds. ALPS Distributors, Inc. (the “Distributor”), a Delaware corporation, whose principal business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor of Creation Units for each Fund on an agency basis.

     The shares of the 2010 Fund, 2020 Fund, 2030 Fund, 2040 Fund and In-Target Fund each trade on NYSE Arca, Inc. (“NYSE Arca”) (ticker symbols: TDD, TDH, TDN, TDV and TDX, respectively).

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF
EACH FUND VOTE “FOR” THE PROPOSAL.

The date of this Proxy Statement is November 18, 2009.

DISCUSSION OF PROPOSAL

PROPOSAL — TO APPROVE A NEW SUB-ADVISORY
AGREEMENT BETWEEN XSHARES ADVISORS LLC AND
TDAM USA INC.

Description of Proposal

     At the Meeting(s), you will be asked to approve a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between XShares and TDAM to replace Mellon Capital, successor in interest to BNY Investment Advisors, as investment sub-advisor to the Funds. TDAM has served as interim investment sub-advisor to the Funds since August 3, 2009, as described more fully below. A general description of the proposed New Sub-Advisory Agreement is included below. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A.

     The Sub-Advisory Agreement (the “Previous Sub-Advisory Agreement”) between XShares and Mellon Capital terminated, pursuant to its terms, effective August 3, 2009. The Previous Sub-Advisory Agreement was initially approved by the Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, of the Company (the “Independent Directors”), at the Company’s organizational meeting held in-person on July 24, 2007. At a meeting held in-person on July 23, 2009, the Directors, including a majority of the Independent Directors, approved an arrangement between XShares and Mellon Capital to facilitate the transition of investment sub-advisory services to TDAM, whereby the term of the Previous Sub-Advisory Agreement was extended to August 3, 2009. After careful consideration of possible alternatives to Mellon Capital, the Directors, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Sub-Advisory Agreement to replace Mellon Capital as an investment sub-advisor to the Funds, as described more fully below. The New Sub-Advisory Agreement would become effective upon shareholder approval, would have an initial term of two (2) years and will continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund, and (ii) in either event, by the vote of a majority of the Independent Directors cast in-person at a meeting called for the purpose of voting on such approval. The Board recommends that shareholders approve the New Sub-Advisory Agreement.

Background Information Concerning XShares and Amerivest

Information Concerning XShares

     General Information. XShares will continue to serve as the investment advisor to the Funds and manage the investment operations and composition of each Fund, subject to the supervision of the Board of Directors. XShares is located at 420 Lexington Avenue, New York, New York 10170. XShares’ parent company is XShares Group, Inc. The Investment Advisory Agreement (the “Advisory Agreement”) between the Company, on behalf of the Funds, and XShares, was initially approved by the Directors, including a majority of the Independent Directors, at the Company’s organizational meeting held in-person on July 24, 2007. In accordance with the terms of the Advisory Agreement, XShares is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate. The Directors, including a majority of the Independent Directors, approved the continuance of the Advisory Agreement for a successive annual period at a meeting held in-person on July 23, 2009. As previously disclosed to shareholders, at the July 23, 2009 meeting, the Directors, including a majority of the Independent Directors, also approved, subject to shareholder approval, a new investment advisory agreement between the Company, on behalf of the Funds, and Amerivest, whereby Amerivest would replace XShares as investment advisor. However, before Amerivest can assume the role of investment advisor to the Funds, Amerivest must obtain an order from the Securities and Exchange Commission granting exemptions from various provisions of the 1940 Act. Amerivest has applied for such exemptive relief, however, as of the date hereof, Amerivest has not yet received its exemptive order. As a result, since the Interim Sub-Advisory Agreement between XShares and TDAM will expire on December 31, 2009, as described more fully below, the Board has determined that the Funds must proceed with soliciting shareholder approval of TDAM to replace Mellon Capital as an investment sub-advisor to the Funds and not proceed at this point with the final approval of Amerivest as investment advisor. A discussion regarding the basis of the Board’s approval of the continuance of the Advisory Agreement will be found in the Company’s semi-annual report to shareholders for the period ending November 30, 2009.

     Advisory Fees. As compensation for its investment advisory services, XShares receives a unified management fee equal to an annual rate of 0.65% of the daily net assets of each Fund. The fees are accrued daily and paid monthly. Out of the management fee, XShares pays, or arranges for the payment of, all fees and expenses of the investment sub-advisors, the transfer agent, the administrator and accounting agent and the custodian. Each Fund is responsible for the payment of all other expenses associated with its operation, including, but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Independent Directors, and certain other fees and expenses.

There will be no change in the unified management fee arrangement as a result of the approval of the New Sub-Advisory Agreement.

     The following table sets forth the aggregate amount of advisory fees paid by each Fund to XShares during the last fiscal year ended May 31, 2009, pursuant to the Advisory Agreement:

Aggregate Fee Paid
Fund	During the Fiscal Year Ended May 31, 2009
2010 Fund	$ 128,169
2020 Fund	$ 228,914
2030 Fund	$ 182,392
2040 Fund	$ 178,945
In-Target Fund	$ 168,823

Information Concerning Amerivest

     General Information. Amerivest, located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005, is a Delaware limited liability company and a wholly-owned subsidiary of TDAHC, whose headquarters are located at 4211 South 102nd Street, Omaha, Nebraska 68127. Amerivest is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and will continue to serve as an investment sub-advisor to the Funds. The Sub-Advisory Agreement (the “Amerivest Sub-Advisory Agreement”) between XShares and Amerivest was initially approved by the Directors, including a majority of the Independent Directors, at the Company’s organizational meeting held in-person July 24, 2007. The Directors, including a majority of the Independent Directors, approved the continuance of the Amerivest Sub-Advisory Agreement, as amended, for a successive annual period at a meeting held in-person on July 23, 2009. The Amerivest Sub-Advisory Agreement was amended at the July 23, 2009 meeting to reflect the change from Mellon Capital to TDAM. In accordance with the terms of the Amerivest Sub-Advisory Agreement, Amerivest consults with XShares on the portfolio of securities and provides oversight over TDAM, which includes review of the portfolio securities of each Fund in accordance with the terms of the Funds’ registration statement, assistance in the resolution of any pricing issues and assistance in the development of trading strategies. As part of the services it provides, Amerivest is responsible for, among other things: (i) coordinating with TDAM to keep the Directors and XShares fully informed on an ongoing basis of all material facts concerning the investment and reinvestment of the assets of each Fund and the operations of Amerivest and TDAM; and (ii) providing reasonable assistance to XShares, TDAM, the administrator, the custodian and foreign custodians, the transfer agent and pricing agents. A discussion regarding the basis of the Board’s approval of the continuance of the Amerivest Sub-Advisory Agreement will be found in the Company’s semi-annual report to shareholders for the period ending November 30, 2009.

     As previously disclosed to shareholders and discussed above, at the July 23, 2009 meeting, the Directors, including a majority of the Independent Directors, also approved, subject to shareholder approval, a new investment advisory agreement between the Company, on behalf of the Funds, and Amerivest, whereby Amerivest would replace XShares as investment advisor. However, before Amerivest can assume the role of investment advisor to the Funds, in addition to obtaining shareholder approval, Amerivest must obtain an order from the Securities and Exchange Commission granting exemptions from various provisions of the 1940 Act. Amerivest has applied for such exemptive relief, however, as of the date hereof, Amerivest has not received its exemptive order. As a result, since the Interim Sub-Advisory Agreement between XShares and TDAM will expire on December 31, 2009, as described more fully below, the Board has determined that the Funds must proceed with soliciting shareholder approval of TDAM to replace Mellon Capital as an investment sub-advisor to the Funds.

     Sub-Advisory Fees. In accordance with the terms of the Amerivest Sub-Advisory Agreement, XShares pays Amerivest, out of its own resources, a fee at the annual rate of 0.55% of each Fund’s average daily net assets for the first $5 billion in assets and 0.60% of each Fund’s average daily net assets in excess of $5 billion. Out of its fee, Amerivest pays all fees and expenses of TDAM (Amerivest previously paid all fees and expenses of Mellon Capital), the transfer agent, the administrator and accounting agent and the custodian. As described more fully below, Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit each Fund’s net annual operating expenses to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010.

     The following table sets forth the aggregate amount of sub-advisory fees paid by XShares to Amerivest during the last fiscal year ended May 31, 2009, pursuant to the Amerivest Sub-Advisory Agreement:

Aggregate Fee Paid
Fund	During the Fiscal Year Ended May 31, 2009
2010 Fund	$ 108,451
2020 Fund	$ 193,696
2030 Fund	$ 154,332
2040 Fund	$ 151,415
In-Target Fund	$ 142,850

Description and Comparison of the New Sub-Advisory Agreement and the Previous Sub-Advisory Agreement

     General Information. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the New Sub-Advisory Agreement attached hereto as Exhibit A. The New Sub-Advisory Agreement is substantially similar to the Previous Sub-Advisory Agreement except for the name of the investment sub-advisor, the effective date, the limitation of liability provision, and the termination provisions. The Previous Sub-Advisory Agreement, pursuant to which Mellon Capital previously provided investment sub-advisory services to the Funds, was initially approved by the Directors, including a majority of the Independent Directors, at the Company’s organizational meeting held in-person on July 24, 2007. At a meeting held in-person on July 23, 2009, the Directors, including a majority of the Independent Directors, approved an arrangement between XShares and Mellon Capital to facilitate the transition of investment sub-advisory services to TDAM, whereby the term of the Previous Sub-Advisory Agreement was extended to August 3, 2009. A discussion regarding the basis for the Board’s approval of the Previous Sub-Advisory Agreement can be found in the Company’s semi-annual report to shareholders for the period ended November 30, 2007.

     Investment Sub-Advisory Services. In accordance with the terms of the New Sub-Advisory Agreement, TDAM will coordinate the investment and reinvestment of the assets of the Funds and determine the composition of the assets of the Funds, in accordance with the terms of the New Sub-Advisory Agreement, the Company’s registration statement, as amended, and subject to the direction, supervision and control of XShares, Amerivest and the Board. As part of the services it provides, TDAM is responsible for, among other things: (i) formulating and implementing a continuous investment program and portfolio management compliance and reporting program for each Fund; (ii) arranging for the purchase and sale of securities and other investments; (iii) coordinating with Amerivest to regularly report to the Board and to XShares with respect to the implementation of the investment program; (iv) providing reasonable assistance in determining the fair value of all securities and other assets held by the Funds for which market quotations are not readily available; and (v) cooperating with and providing reasonable assistance to XShares, Amerivest, the Company’s service providers and all other agents and representatives of the Company and XShares, and keeping all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and XShares, providing prompt responses to reasonable requests made by such persons and maintaining appropriate interfaces with each so as to promote the efficient exchange of information. Pursuant to the New Sub-Advisory Agreement, TDAM, at its own expense, will provide all necessary facilities and personnel, including salaries, expenses and fees of any personnel required to perform the foregoing services. The services to be provided under the New Sub-Advisory Agreement are substantially similar to those provided under the Previous Sub-Advisory Agreement.

     Expenses and Sub-Advisory Fees. For the services provided and the expenses assumed pursuant to the Previous Sub-Advisory Agreement, XShares paid, or arranged for the payment of, a fee to Mellon Capital in the amount equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. Additionally, a minimum annual investment management fee of $35,000 per Fund applied. The Company also reimbursed certain out-of-pocket expenses incurred by Mellon Capital. For the services provided and the expenses assumed pursuant to the New Sub-Advisory Agreement, XShares will pay, or arrange for the payment of, a fee to TDAM in the amount equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. Additionally, a minimum annual investment management fee of $35,000 per Fund will continue to apply. The Company will also reimburse certain out-of-pocket expenses incurred by TDAM.

     The fees and expenses to be paid under the New Sub-Advisory Agreement are the same as those paid under the Previous Sub-Advisory Agreement.

     The following table sets forth the aggregate amount of sub-advisory fees paid to Mellon Capital during the last fiscal year ended May 31, 2009, pursuant to the Previous Sub-Advisory Agreement:

Aggregate Fee Paid
Fund	During the Fiscal Year Ended May 31, 2009

2010 Fund	$ 35,000
2020 Fund	$ 35,000
2030 Fund	$ 35,000
2040 Fund	$ 35,000
In-Target Fund	$ 35,000

     Services to Other Clients. The services of TDAM to the Company and the Funds shall not be deemed to be exclusive, and nothing in the New Sub-Advisory Agreement prevents TDAM from providing investment advisory or other services to others and to engage in other activities. The non-exclusivity provisions under the New Sub-Advisory Agreement are identical to those under the Previous Sub-Advisory Agreement.

     Limitation of Liability. The New Sub-Advisory Agreement provides that neither TDAM nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by XShares or the Company as a result of any error of judgment by TDAM or its Affiliates with respect to each Fund, except for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) resulting from any willful misconduct, bad faith, reckless disregard or gross negligence of TDAM in the performance of any of its duties or obligations thereunder. Under the Previous Sub-Advisory Agreement, Mellon Capital would be held liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses)

resulting from Mellon Capital’s negligence. Under the New Sub-Advisory Agreement, TDAM will be held liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) resulting from TDAM’s gross negligence. Otherwise, the liability and indemnification provisions set forth under the New Sub-Advisory Agreement are substantially similar to those set forth under the Previous Sub-Advisory Agreement.

     Term of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will take effect as of the date on which it is approved by the shareholders of the Funds. The New Sub-Advisory Agreement provides that it will remain in effect for an initial term of two (2) years from its effective date, and will continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund, and (ii) in either event, by the vote of a majority of the Independent Directors cast in-person at a meeting called for the purpose of voting on such approval.

     Termination. The New Sub-Advisory Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to XShares and TDAM, or by XShares or TDAM on sixty (60) days’ written notice to such Fund and the other party. The New Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its “assignment,” as defined in the 1940 Act, or (ii) in the event the Advisory Agreement is assigned, as defined in the 1940 Act, or terminates for any other reason. The termination provisions under the New Sub-Advisory Agreement differ from those set forth under the Previous Sub-Advisory Agreement because the New Sub-Advisory Agreement allows for either XShares or TDAM to terminate the New Sub-Advisory Agreement with respect to any Fund at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party and such Fund.

Other Agreements / Arrangements Relating to the Funds

The Interim Agreement and the Legal Framework

     Background. The Previous Sub-Advisory Agreement with Mellon Capital terminated, pursuant to its terms, effective August 3, 2009. To facilitate an uninterrupted investment program for the Funds, at a meeting held in-person on July 23, 2009, the Directors, including a majority of the Independent Directors, approved an Interim Sub-Advisory Agreement (the “Interim Agreement”) between XShares and TDAM, replacing Mellon Capital as an investment sub-advisor to the Funds effective August 3, 2009. The Interim Agreement generally contains the same terms and conditions as the Previous Sub-Advisory

Agreement, except for the name of the investment sub-advisor, the effective date, the term and certain of its termination provisions, and will terminate on the earlier of December 31, 2009 or upon shareholder approval of the New Sub-Advisory Agreement.

     1940 Act Requirements. Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor, or investment sub-advisor, to a registered investment company, such as the Company, except pursuant to a written contract that has been approved by shareholders. Rule 15a-4 under the 1940 Act provides, however, that if a previous investment advisory contract has terminated, the investment company’s board may approve an interim contract to allow an investment advisor, or investment sub-advisor, to manage the investment company’s portfolio until a majority of the investment company’s shareholders approve a new investment advisory contract. Pursuant to Rule 15a-4, the interim contract may have a term of not more than 150 days and the compensation to be received by the interim advisor may not be greater than the prior advisor’s compensation. In addition, if an investment company relies on Rule 15a-4, the investment company’s board (including a majority of independent directors) must make a determination that the interim contract generally contains the same terms and conditions as the former contract and determine that the scope and quality of services under the interim contract will be at least equivalent to the scope and quality of services under the former contract. Approval of the New Sub-Advisory Agreement by the Funds’ shareholders is required to permit TDAM to continue to provide investment sub-advisory services to the Funds following the expiration of the 150-day period provided for under the Interim Agreement. Accordingly, the Funds’ shareholders are being asked to vote on the Proposal to approve the New Sub-Advisory Agreement.

     Sub-Advisory Fees. The investment sub-advisory fees to be paid by XShares to TDAM under the Interim Agreement are the same fees as those paid by XShares to Mellon Capital under the Previous Sub-Advisory Agreement. As a result, the compensation to be received by TDAM under the Interim Agreement is not greater than the compensation Mellon Capital received under the Previous Sub-Advisory Agreement.

     Termination. The Interim Agreement will terminate with respect to any Fund prior to the expiration of the 150-day period on the earlier of the date on which the Fund’s shareholders approve the New Sub-Advisory Agreement, or at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to XShares and TDAM, or by XShares or TDAM on sixty (60) days’ written notice to such Fund and the other party. The notice provided for under the Interim Agreement may be waived by the party entitled to receipt thereof.

Additionally, the Interim Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its “assignment,” as defined in the 1940 Act, or (ii) in the event the Advisory Agreement is assigned, as defined in the 1940 Act, or terminates for any other reason.

The Operating Expenses Limitation Agreement

     XShares and Amerivest have entered into an Operating Expenses Limitation Agreement with the Company (the “Expense Limitation Agreement”), dated July 24, 2007. Pursuant to the Expense Limitation Agreement, Amerivest has agreed to limit each Fund’s operating expenses, which includes all expenses necessary or appropriate for the operation of each Fund, including XShares’ management fee and other expenses described in the Advisory Agreement, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation (“Operating Expenses”), to an annual rate of 0.65% of each Fund’s respective average annual net assets. In the event that the current Operating Expenses of a Fund, as accrued each month, exceed the annual rate of 0.65%, Amerivest pays the Fund, on a monthly basis, the excess expense within a reasonable time after being notified that an excess expense payment is due, or if such excess expense payment is not made by Amerivest, XShares withholds such portion of Amerivest’s sub-advisory fee as necessary, in order to make such excess expense payment to the respective Fund. Amerivest retains its right to receive reimbursement of any excess expense payments paid by it pursuant to the Expense Limitation Agreement made in the prior three fiscal years, to the extent that such reimbursement would not exceed the Fund’s annual limit of 0.65% on Operating Expenses, if applicable, for such fiscal year. The Expense Limitation Agreement is automatically renewed on the first day of each October for a successive annual term unless Amerivest provides the Board of Directors with notice of termination prior to the expiration of its then current term. The Expense Limitation Agreement may also be terminated at any time, and without the payment of any penalty, by the Board, on behalf of each Fund, upon sixty (60) days’ written notice to Amerivest.

Board Considerations in Approving the Interim Agreement and the New Sub-Advisory Agreement

     Factors Considered. At meetings held in-person on July 23, 2009 and November 2, 2009, the Board, including a majority of the Independent Directors, approved the Interim Agreement and the New Sub-Advisory Agreement, respectively. Prior to the meetings, the Board received and reviewed substantial information regarding the services to be provided by TDAM to the Company and the Funds under the Interim Agreement and the New Sub-Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval and recommendation to Fund shareholders.

(i)	The nature, extent and quality of the services to be provided by TDAM.

     In considering the nature, extent and quality of services that TDAM proposes to provide to the Funds, the Board reviewed presentations from TDAM relating to the staffing, management, organizational structure and investment philosophy and processes of TDAM. The Board specifically considered, among other things, the professional experience and qualifications of TDAM’s senior management and key professional personnel, as well as TDAM’s depth and breadth of experience in managing investment portfolios consisting of both equity and fixed income securities. More particularly, the Board considered TDAM’s robust operational capabilities and resources, and TDAM’s experience in managing index funds covering such asset classes as Canadian, U.S. and global equities, as well as Canadian and global fixed income. The Board noted that TDAM manages its equity and fixed income portfolios using both full replication and sampling techniques and maintains strict discipline in the implementation of its indexing strategies. To that end, the Board noted that when there are changes to a benchmark index, TDAM closely monitors any such changes to devise strategies to realign its portfolios at the lowest possible cost while tracking the respective benchmark index. The Board also noted TDAM’s effective trading processes to ensure low-cost trading across all portfolios. In reviewing the

Interim Agreement, the Board made a determination that the Interim Agreement generally contains the same terms and conditions as the Previous Sub-Advisory Agreement and determined that the scope and quality of services under the Interim Agreement will be at least equivalent to the scope and quality of services under the Previous Sub-Advisory Agreement. The Board concluded that the nature, extent and quality of services to be provided by TDAM to the Funds under the Interim Agreement and the New Sub-Advisory Agreement were reasonable and appropriate in relation to the fees to be paid to TDAM, taking special consideration of the fact that the fees to be paid to TDAM under the Interim Agreement and the New Sub-Advisory Agreement are payable by XShares, not by the Funds.

(ii)	The performance of the Funds and TDAM.

     The Board determined that, given that TDAM would be a new investment sub-advisor for the Funds, the Funds’ prior performance was not applicable to the Board’s consideration of TDAM. The Board noted that, although TDAM and its affiliates do not currently manage exchange-traded funds with similar objectives to the Company, TDAM and its affiliates serve as investment advisor on over $28.7 billion in indexed equity and fixed income portfolios. In that regard, the Board considered TDAM’s relevant experience as well as its ability to leverage this expertise to manage the Funds’ portfolios. In addition, in connection with its assessment of the ability of TDAM to perform its duties under the Interim Agreement and the New Sub-Advisory Agreement, the Board considered TDAM’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that TDAM had the financial resources necessary to perform its obligations under the Interim Agreement and the New Sub-Advisory Agreement.

(iii)	The cost of the advisory services and the profits to TDAM and its affiliates from their relationship with the Funds.

     In evaluating the costs of the services to be provided by TDAM under the Interim Agreement and the New Sub-Advisory Agreement and the profitability of TDAM, the Board considered, among other things, that the Interim Agreement and the New Sub-Advisory Agreement generally contain the same terms and conditions as the Previous Sub-Advisory Agreement and that the contractual advisory fee rate payable under the Interim Agreement and the New Sub-Advisory Agreement is identical to the contractual advisory fee rate payable under the Previous Sub-Advisory Agreement. The Board noted that the contractual advisory fee rate payable under the Interim Agreement and the New Sub-Advisory Agreement, like the contractual advisory fee rates payable under the Previous Sub-Advisory Agreement, is payable by XShares, not by the Funds. The Board further noted that the unified management fee arrangements would not change as a result of TDAM’s retention.

     The Board also considered what, if any, indirect benefits TDAM and its affiliates would receive due to their relationship with the Funds. The Board noted that TDAM represented that, although difficult to quantify, at the existing asset level, TDAM is expected to be marginally profitable for acting as investment sub-advisor to the Funds, and does not expect any material indirect benefits to be received by TDAM or its affiliates.

     The Board, including all of the Independent Directors, concluded that the fees that would be paid to TDAM under the Interim Agreement and the New Sub-Advisory Agreement out of the unified management fee are reasonable and appropriate in view of the quality of services to be provided and based on a comparison to the Previous Sub-Advisory Agreement. The Board again noted that the fee payable to TDAM is payable by XShares, not by the Funds.

(iv)	The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

     In considering whether economies of scale would be realized by the Funds at higher asset levels, the Board noted that the fees to be paid to TDAM under the Interim Agreement and the New Sub-Advisory Agreement are payable by XShares, not by the Funds. As a result, the Board determined that consideration of economies of scale in view of its consideration of TDAM was not applicable. The Board noted that, at the July 23, 2009 meeting, it considered the potential benefits of economies of scale in its determination to approve the continuation of XShares’ engagement to serve as investment advisor to the Funds for a successive annual period.

(v)	Other factors.

     The Board also considered whether TDAM would benefit in other ways from its relationship with the Funds. The Board discussed TDAM’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to TDAM. The Board discussed the potential benefits TDAM derives from the Funds’ soft dollar arrangements, whereby brokers provide brokerage services to the Funds or TDAM in return for allocating fund brokerage.

Board Approval and Recommendation

     As a result of the considerations described above, the Board determined to approve the Interim Agreement and the New Sub-Advisory Agreement. The Board based its decision on evaluations of all of the considerations described above as a whole and did not consider any one factor as all-important or controlling. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in view of the services to be provided to the Funds, and for these reasons the Board concluded that the New Sub-Advisory Agreement should be approved and recommended to the Funds’ shareholders. Based on the foregoing, the Directors, including a majority of the Independent Directors, who were present at the meetings held in-person on July 23, 2009 and November 2, 2009, unanimously voted to approve and to recommend to the shareholders of each Fund to approve the New Sub-Advisory Agreement. As discussed earlier herein, TDAM will serve as the interim investment sub-advisor to the Funds, pursuant to the Interim Agreement. During such time the Interim Agreement is in effect, TDAM will provide uninterrupted investment sub-advisory services to the Funds, as discussed above.

Information Concerning TDAM USA Inc.

     TDAM USA Inc., located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a Delaware corporation, and a direct, wholly-owned subsidiary of TD Bank and an affiliate of Amerivest. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group. TDAM operates in Canada as TD Asset Management Inc. (collectively, “TD Asset Management”). TD Asset Management is a highly diversified North American investment management organization with leading market positions in active, quantitative and passive portfolio management. In the aggregate, as of September 30, 2009, TD Asset Management’s investment professionals managed over US$157 billion in assets under management on behalf of pension, insurance, endowment/foundation and corporate clients, as well as for high-net worth individuals and retail mutual funds. TDAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has served as interim investment sub-advisor to the Funds since August 3, 2009, replacing Mellon Capital as an investment sub-advisor to the Funds.

     The names, titles and principal occupations of key personnel of TDAM are set forth in the following table. The business address of each person listed below is 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2.

Name	Title/Principal Occupation
Brian Murdock	Chief Executive Officer
Barbara F. Palk	President and Director
Rodney M. Thorfinnson	Director, Chief Financial Officer, Chief Operating Officer and Chief Risk Officer
Kevin Le Blanc	Vice-Chairman
Ken Miner	Vice-Chairman
Satish Rai	Vice-Chairman
William R. Fulton	Director
Malcolm Lang	Chief Financial Officer and Director
Mark Bell	Director
Debra M. Foubert	Chief Compliance Officer

     For additional information about TDAM, you may visit its website at www.tdamusa.com. For text-only copies of TDAM’s public filings, you may visit the EDGAR Database on the Commission’s website at www.sec.gov.

Required Vote

     Approval of the Proposal requires the affirmative vote of a “majority of the outstanding securities” (as defined in the 1940 Act) of each Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. In the event the Proposal is not approved by a Fund’s shareholders, the Board will consider alternatives available to such Fund, including, without limitation, TDAM continuing to serve as an investment sub-advisor to the Fund in the manner and to the extent permitted by the 1940 Act.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF
EACH FUND VOTE “FOR” THE PROPOSAL.

ADDITIONAL INFORMATION

Security Ownership of Management

     As of November 6, 2009, the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Funds.

Beneficial Share Ownership

     Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of November 6, 2009, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

2010 Fund

Name and Address	%
JPMC Clearing	15.7%
One Metrotech Center North, 4th Fl.
Brooklyn, NY 11201-3862

TD Ameritrade	78.0%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

2020 Fund

Name and Address	%
TD Ameritrade	89.5%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

2030 Fund

Name and Address	%
JPMC Clearing	6.3%
One Metrotech Center North, 4th Fl.
Brooklyn, NY 11201-3862

TD Ameritrade	88.0%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

2040 Fund

Name and Address	%
JPMC Clearing	9.2%
One Metrotech Center North, 4th Fl.
Brooklyn, NY 11201-3862

TD Ameritrade	83.8%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

In-Target Fund

Name and Address	%
JPMC Clearing	10.4%
One Metrotech Center North, 4th Fl.
Brooklyn, NY 11201-3862

TD Ameritrade	85.7%
C/O: ADP Proxy Services
Issuer Services
51 Mercedes Way
Edgewood, NY 11717

Shareholder Communications with the Board of Directors

     The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to the Secretary of the Fund(s), c/o TDX Independence Funds, Inc. 420 Lexington Avenue, New York, New York 10170, who will forward such communication to the Director(s).

Householding

     Shareholders of a Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the prospectus, shareholder report and proxy statement to each household address. If you would like to receive separate documents for each account holder, please call the Fund at 1-800-925-2870 or write to the Fund at 420 Lexington Avenue, New York, New York 10170. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of the prospectuses, shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write the Fund at the phone number or address listed above.

SHAREHOLDER PROPOSALS

     Under Maryland law and pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) of the Company, the Company is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless shareholder action is required.

     Pursuant to the Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. The Bylaws require shareholders to notify the Company in writing of any proposal to nominate a person or persons, as the case may be, for the purpose of electing one or more Directors at a special meeting of shareholders, between 120 and 150 days prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and, if applicable, the nominees proposed by the Directors to be elected at such meeting. The notification must be in the form prescribed by the Bylaws. The advance notice provisions provide a Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for giving of a shareholder’s notice as described above. Please contact the Secretary of the Fund(s) for additional information about the advance notice requirements.

     Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

VOTING INFORMATION

Quorum, Record Date and Share Ownership

     Shareholders of record as of the close of business on November 6, 2009 (the “Record Date”), are entitled to vote at the Meetings. The presence in person or by proxy of shareholders of each Fund entitled to cast one-third of all the votes entitled to be cast at a Meeting will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at a Meeting, but votes sufficient to approve the Proposal are not received, the chairman of the Meeting may adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without notice other than announcement at such Meeting. The number of shares of common stock outstanding in each of the Funds as of the Record Date is set forth in the table below:

Fund	Shares of Common Stock Outstanding
2010 Fund	1,000,800
2020 Fund	2,200,800
2030 Fund	2,000,800
2040 Fund	2,000,800
In-Target Fund	1,000,800

Submitting and Revoking Your Proxy

     All properly executed and unrevoked proxies received in time for the Meeting(s) will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” approval of the New Sub-Advisory Agreement set forth in the Proposal. In addition, if other matters are properly presented for voting at a Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

     Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting(s) in person. Shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. It is convenient, and it saves the Funds significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting(s), your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you plan to attend the Meeting(s), you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting(s).

     At any time before it has been voted at the Meeting(s), your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund(s), (ii) by properly executing a later-dated proxy (by the methods of voting described above) or (iii) by attending the Meeting(s) and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Required Vote

     Approval of the Proposal requires the affirmative vote of a “majority of the outstanding securities” (as defined in the 1940 Act) of each Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. In the event the Proposal is not approved by a Fund’s shareholders, the Board will consider alternatives available to such Fund, including, without limitation, TDAM continuing to serve as an investment sub-advisor to the Fund in the manner and to the extent permitted by the 1940 Act.

     For purposes of determining whether shareholders of a Fund have approved the Proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against the Proposal. Accordingly, abstentions and broker non-votes effectively will be votes “AGAINST” the Proposal, because the Proposal requires the affirmative vote of a majority of the Fund’s outstanding shares.

     Treating broker non-votes as votes against the Proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Funds also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Solicitation of Proxies

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of XShares, TDAM or Amerivest, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting(s) approaches. The Funds have retained a proxy solicitor,

Broadridge Financial Solutions, Inc. (“Broadridge”), to assist in forwarding and soliciting proxies. Pursuant to this arrangement, Broadridge has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposals described in the Proxy Statement. It is anticipated that Broadridge will be paid approximately $18,800 for solicitation services (including reimbursements for out-of-pocket expenses). These costs are the responsibility of the Funds. However, since the Funds’ current Operating Expenses exceed the Expense Cap, it is anticipated that Amerivest will reimburse the Funds for the costs of retaining Broadridge.

     Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call Broadridge toll-free at 1-866-615-7870.

OTHER BUSINESS

     Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement. If any other matters properly come before a Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of that Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     The Company will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to any shareholder upon request. A shareholder who wishes to request copies of the Funds’ annual or semi-annual report may do so by contacting the Funds as follows:

Call:	1-800-925-2870
Monday through Friday
9:00 a.m. to 5:00 p.m. (Eastern Time)

Write:	TDX Independence Funds, Inc.
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Visit:	www.tdxindependencefunds.com

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A – Form of Sub-Advisory Agreement	A-1

EXHIBIT A

SUB-ADVISORY AGREEMENT

     AGREEMENT, dated as of __________ __, 2009 by and between XShares Advisors LLC (the “Investment Adviser”), a Delaware limited liability company having its principal office and place of business at 420 Lexington Avenue, Suite 2550, New York, NY 10170, and TDAM USA Inc. (the “Sub-Adviser”), a Delaware corporation having its principal office and place of business at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2.

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

     WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of July 24, 2007 with TDX Independence Funds, Inc. (the “Corporation”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

     WHEREAS, the Investment Adviser has entered into a separate Sub-Advisory Agreement dated as of July 24, 2007 with Amerivest Investment Management, LLC (“Amerivest”), a registered investment adviser under the Advisers Act;

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

     WHEREAS, the Board of Directors of the Corporation and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the funds specified in Appendix A hereto, as amended from time to time, each a series of the Corporation (each a “Fund,” and collectively, the “Funds”), in the manner and on the terms hereinafter set forth;

     WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Board of Directors of the Corporation (the “Board” or the “Directors”) to select sub-advisers for each Fund; and

     WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

     NOW, THEREFORE, the Investment Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF THE SUB-ADVISER

     The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, subject to the supervision and oversight of the

Investment Adviser, Amerivest and the Directors of the Corporation, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Corporation or the Investment Adviser in any way or otherwise be deemed an agent of the Corporation or the Investment Adviser except as expressly authorized in this Agreement or another writing by the Corporation, the Investment Adviser and the Sub-Adviser.

2. ACCEPTANCE OF APPOINTMENT

     The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

     The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE CORPORATION

     A. As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectus and Statement of Additional Information and subject to the direction, supervision and control of the Investment Adviser and the Directors of the Corporation.

     B. As part of the services it will provide hereunder, the Sub-Adviser will:

     (i) formulate and implement a continuous investment program and portfolio management compliance and reporting program for each Fund;

     (ii) take whatever steps it deems necessary or advisable to implement the investment program for each Fund by arranging for the purchase and sale of securities and other investments;

     (iii) coordinate with Amerivest to keep the Directors of the Corporation and the Investment Adviser fully informed on an ongoing basis, in the form of monthly and quarterly reports, of all material facts concerning the investment and reinvestment of the assets of each Fund and the operations of the Sub-Adviser, make periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Adviser or the Directors of the Corporation, and attend meetings with the Investment Adviser and/or the Directors, as reasonably requested, to discuss the foregoing;

     (iv) in accordance with procedures and methods established by the Directors of the Corporation, which may be amended from time to time, and in conjunction with the Investment Adviser and Amerivest, Sub-Adviser will promptly notify the Investment Adviser, Amerivest and the Company’s Fund Accounting Agent of securities in a Fund for which the Sub-Adviser believes should be fair valued in accordance with the Company’s Valuation Procedures. Such fair valuation may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will also provide assistance in determining the fair value of securities and other investments/assets in the Fund, when requested by the Company’s Fund Accounting Agent and will use reasonable efforts to arrange for the provision of valuation information or price(s) from party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available; and

     (v) cooperate with and provide reasonable assistance to the Investment Adviser, Amerivest, the Corporation’s administrator, the Corporation’s custodian and foreign custodians, the Corporation’s transfer agent and pricing agents and all other agents and representatives of the Corporation and the Investment Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Corporation and the Investment Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Corporation’s Articles of Incorporation, as the same may be hereafter modified and/or amended from time to time (“Certificate of Incorporation”); (ii) the By-Laws of the Corporation, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Corporation filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Corporation and the Fund(s); (v) any order or no-action letter of the SEC governing the operation of the Corporation; (vi) the Corporation’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Directors of the Corporation; and (vii) the written instructions of the Investment Adviser. Upon request from the Sub-Adviser, the Investment Adviser shall provide the Sub-Adviser with current copies of the

Certificate of Incorporation, By-Laws, Prospectus and SAI, any order or no-action letter of the SEC governing the operation of the Corporation, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Directors. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned documents.

     D. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

     E. The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board of Directors or the Investment Adviser from time to time and which have been provided to the Sub-Adviser, (ii) as described in the Corporation’s Prospectus and SAI, and (iii) in accordance with applicable federal and state laws and regulations. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser shall use its best efforts to seek to obtain for the Fund “best execution”, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws and regulations applicable to the Corporation and the Fund.

     F. The Sub-Adviser is not authorized to engage in “soft-dollar” transactions, permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), without the express written approval of the Adviser or the Corporation’s Board of Directors.

     G. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Investment Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.

     H. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

     I. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser or the Board of Directors, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Corporation’s then-current proxy voting policies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4. COMPENSATION OF SUB-ADVISER

     The Investment Adviser will pay, or cause Amerivest to pay, the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. In addition, Sub-Adviser shall be reimbursed by the Corporation for any out-of-pocket expenses incurred by the Sub-Adviser which traditionally include, but are not limited to, cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, proxy voting execution, advice and reporting etc. These expenses will be billed as they are incurred.

5. LIABILITY AND INDEMNIFICATION

     A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Investment Adviser or the Corporation as a result of any error of judgment by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Corporation, the Investment Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Corporation, or the omission of such information, by the Sub-Adviser Indemnitees (as defined below) for use therein.

     B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Corporation, or the omission of such information, by the Sub-Adviser Indemnities for use therein.

     C. A party seeking indemnification hereunder (the “Indemnified Party”) shall (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party shall have the right at its own expense to participate in the defense of any Claim, but shall not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification shall not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

6. REPRESENTATIONS OF THE INVESTMENT ADVISER

     The Investment Adviser represents, warrants and agrees that:

     A. The Investment Adviser has been duly authorized by the Board of Directors of the Corporation to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

     B. The Corporation has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

     C. The Investment Adviser is currently in compliance and shall at all times continue to be in compliance with the requirements imposed upon the Investment Adviser by applicable law and regulations.

     D. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

7. REPRESENTATIONS OF THE SUB-ADVISER

     The Sub-Adviser represents, warrants and agrees as follows:

     A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Investment Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund(s) or the Sub-Adviser, provided, however, that routine regulatory examinations of the Sub-Adviser shall not be required to be reported by this provision.

     B. The Sub-Adviser is currently in compliance and shall at all times continue to be in compliance with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

     C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Investment Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser, the Sub-Adviser shall permit the Investment Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

     D. The Sub-Adviser has provided the Corporation and the Investment Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Corporation and the Investment Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

     E. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

     F. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Corporation, the Fund(s), the Investment Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Investment Adviser, except as required by rule, regulation or upon the request of a governmental authority.

8. NON-EXCLUSIVITY

     The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Corporation are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9. SUPPLEMENTAL ARRANGEMENTS

     The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Corporation shall have any obligations with respect thereto or otherwise arising under the Agreement.

10. REGULATION

     The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations and shall promptly provide the Advisor and Corporation with copies of such information, reports and materials.

11. RECORDS

     Certain records relating to the services provided under this Agreement shall be the property of the Corporation and shall be under its control; however, the Corporation shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. Certain other records relating to the services provided under this Agreement, such as trade order memoranda, are not the property of the Corporation but of the Sub-Adviser; however the Sub-Adviser shall furnish to the Corporation and the Investment Adviser such records (either in original or in duplicate form) as each shall reasonably require in order to carry out their business. In the event of the termination of this Agreement, those records that are the property of the Corporation shall promptly be returned to the Corporation by the Sub-Adviser, free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation. The Investment Adviser and the Sub-Adviser shall each keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Corporation has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12. RELIANCE ON INFORMATION

     The Sub-Adviser may rely on, and shall not be required to verify the accuracy of, any information, whether oral or written, provided to it by representatives of the Investment Adviser or of the Corporation or its service providers, and the Sub-Adviser and its Affiliates shall not be liable for any loss, claims, damages, liabilities or litigation (including legal and other expenses) arising out of or relating in any way to actions taken by the Sub-Adviser in reasonable reliance upon information so provided.

13. DURATION OF AGREEMENT

     This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Directors of the Corporation who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of such Fund, and (ii) in either event, by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Additional Funds may be added to Appendix A by the Investment Adviser upon sixty (60) days written notice to the Sub-Adviser and only after the approval by the Board of Directors of the Corporation, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.

14. TERMINATION OF AGREEMENT

     This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Investment Adviser and the Sub-Adviser. This Agreement may also be terminated with respect to any Fund at any time, without the payment of any penalty, by either the Investment Adviser or the Sub-Adviser, on sixty (60) days’ written notice to the other party and such Fund. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Corporation is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Any “assignment” (as that term is defined in the Investment Company Act) of this Agreement will result in automatic termination of this Agreement. The Sub-Adviser will notify the Corporation and the Investment Adviser of any such assignment and of any changes in key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Corporation and the Investment Adviser, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

15. AMENDMENTS TO THE AGREEMENT

     Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Corporation.

16. ASSIGNMENT

     The Sub-Adviser shall not assign or transfer its rights and obligations under this Agreement. Any assignment (as that term is defined in the Investment Company Act) of the Agreement shall result in the automatic termination of this Agreement, as provided in Section 14 hereof. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Corporation and the Investment Adviser, if any, arising out of any assignment of this Agreement by the Sub-Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

17. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

18. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19. NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	TDAM USA Inc.
Mark Bell
31 West 52nd Street
New York, NY 10019

For:	XShares Advisors LLC
420 Lexington Avenue
Suite 2550
New York, NY 10170

For:	Amerivest Investment Management, LLC
1005 North Ameritrade Place
Bellevue, NE 68005

For:	TDX Independence Funds Inc.
420 Lexington Avenue
Suite 2550
New York, NY 10170

With a copy to:
XShares Advisors LLC
420 Lexington Avenue
Suite 2550
New York, NY 10170

20. SEVERABILITY AND SURVIVAL

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 11 and 21 shall survive the termination of this Agreement.

21. CORPORATION AND SHAREHOLDER LIABILITY

     The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Certificate of Incorporation and agrees that obligations, if any, assumed by the Corporation pursuant to this Agreement shall be limited in all cases to the Corporation and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Directors or any individual Director of the Corporation.

22. GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23. INTERPRETATION

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

XSHARES ADVISORS LLC	TDAM USA Inc.

By:	By:
Name: Title:	Name: Title:

APPENDIX A
TO
SUB-ADVISORY AGREEMENT

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund

Dated: [           ]

APPENDIX B
TO
SUB-ADVISORY AGREEMENT

The Sub-Adviser shall be entitled to receive the fees indicated below.

  10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

  5 basis points (0.05% of the combined daily net assets of all Funds in excess of $100 million.

There is a minimum annual investment management fee of $35,000 per Fund (the “Minimum Annual Fee”).

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY PHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M18281-S52854	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TDX INDEPENDENCE 2010 EXCHANGE-TRADED FUND

The Board of Directors recommends that you vote “FOR” the following proposal:	For	Against	Abstain

1. To approve a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.	0	0	0

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE.

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available at
www.proxyvote.com.

M18282-S52854

TDX INDEPENDENCE FUNDS, INC.
TDX Independence 2010 Exchange-Traded Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2009

This proxy is being solicited by the Board of Directors of the TDX Independence Funds, Inc. (the “Company”) to shareholders of the TDX Independence 2010 Exchange-Traded Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies David W. Jaffin and James J. McCluskey, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund's Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund's Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund's Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY PHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M18283-S52854	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TDX INDEPENDENCE 2020 EXCHANGE-TRADED FUND

The Board of Directors recommends that you vote “FOR” the following proposal:	For	Against	Abstain

1. To approve a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.	0	0	0

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person. This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE.

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available at
www.proxyvote.com.

M18284-S52854

TDX INDEPENDENCE FUNDS, INC.
TDX Independence 2020 Exchange-Traded Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2009

This proxy is being solicited by the Board of Directors of the TDX Independence Funds, Inc. (the “Company”) to shareholders of the TDX Independence 2020 Exchange-Traded Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies David W. Jaffin and James J. McCluskey, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund's Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund's Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund's Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY PHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M18285-S52854	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TDX INDEPENDENCE 2030 EXCHANGE-TRADED FUND

The Board of Directors recommends that you vote “FOR” the following proposal:	For	Against	Abstain

1. To approve a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.	0	0	0

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person. This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE.

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available at
www.proxyvote.com.

M18286-S52854

TDX INDEPENDENCE FUNDS, INC.
TDX Independence 2030 Exchange-Traded Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2009

This proxy is being solicited by the Board of Directors of the TDX Independence Funds, Inc. (the “Company”) to shareholders of the TDX Independence 2030 Exchange-Traded Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies David W. Jaffin and James J. McCluskey, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund's Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund's Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund's Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY PHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M18287-S52854	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TDX INDEPENDENCE 2040 EXCHANGE-TRADED FUND

The Board of Directors recommends that you vote “FOR” the following proposal:	For	Against	Abstain

1. To approve a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.	0	0	0

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person. This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE.

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available at
www.proxyvote.com.

M18288-S52854

TDX INDEPENDENCE FUNDS, INC.
TDX Independence 2040 Exchange-Traded Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2009

This proxy is being solicited by the Board of Directors of the TDX Independence Funds, Inc. (the “Company”) to shareholders of the TDX Independence 2040 Exchange-Traded Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies David W. Jaffin and James J. McCluskey, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund's Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund's Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund's Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY PHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M18289-S52854	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TDX INDEPENDENCE IN-TARGET EXCHANGE-TRADED FUND

The Board of Directors recommends that you vote “FOR” the following proposal:	For	Against	Abstain

1. To approve a new Sub-Advisory Agreement between XShares Advisors LLC and TDAM USA Inc.	0	0	0

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person. This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE.

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available at
www.proxyvote.com.

M18290-S52854

TDX INDEPENDENCE FUNDS, INC.
TDX Independence In-Target Exchange-Traded Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2009

This proxy is being solicited by the Board of Directors of the TDX Independence Funds, Inc. (the “Company”) to shareholders of the TDX Independence In-Target Exchange-Traded Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies David W. Jaffin and James J. McCluskey, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund's Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund's Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund's Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.